1 1 North Lake Estates Moore Haven, FL

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2012, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include:  changes in general economic conditions, the real estate industry and the markets in which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities;  availability of capital;  difficulties in completing acquisitions;  our failure to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters;  general volatility of the capital markets and the market price of shares of our capital stock;  our failure to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  our ability to maintain rental rates and occupancy levels;  competitive market forces; and  the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. Forward-Looking Statements 2

3  Owns, develops and manages manufactured housing (“MH”) and recreational vehicle (“RV”) sites  Sells and leases new and used manufactured homes  Sun Communities’ portfolio includes 184 communities across 25 states  Comprised of over 53,200 MH and 14,700 RV sites, making it the second largest publically traded REIT dedicated to the MH and RV sector Sun Communities, Inc. (NYSE: SUI) Northville Crossing Northville, MI 3

4 Diversified Portfolio 4

5 Affordability Drives Our Industry Manufactured Housing vs. Multi Family: Comparing all manufactured homes to the multifamily average, a manufactured home provides approximately 50% more space at approximately 40% less cost per square foot SUI - Manufactured Homes  Average rent is approximately $805 per month or $0.55 per square foot  Average square footage is approximately 1,470 square feet Sources: MHI Facts & Apartment Guides  Average rent is approximately $867 per month or $0.92 per square foot  Average square footage is between 900 – 1,000 square feet Apartments 5 Water Oak Country Club Lady Lake, FL

6 Affordability Drives Our Industry Manufactured home prices are significantly lower than single-family prices nationally. Manufactured Housing vs. Single Family:  Even with the significant drop in single family housing prices since 2007, the average single family home still costs over 4x the price of a MH unit 64,300 65,400 64,700 63,100 62,800 60,600 305,900 313,600 292,600 270,900 272,900 267,900 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2006 2007 2008 2009 2010 2011 Manufactured Housing Single-Family Source: MHI quick facts Portion of purchase price attributable to land 6

7 Steady, Predictable Revenue Streams MH Annual Income 88.0% RV Annual Income 7.9% RV Transient1 Income 4.1% Percentage from annual based revenue sources: 95.9%  160 manufactured home communities:  53,000 sites  24 RV resorts:  14,700 sites  Annuals – 7,200  Transient – 7,500  Based on announced acquisitions, RV income is estimated to be between 18%-20% of income from property  RV revenue and NOI CAGR has exceeded MH CAGR by greater than 200 bps over the last ten years Property / Site Composition: 1. Leases with shorter term tenor up to 6 months. 7

8 Resilient Operating Model  Low turnover for owner occupied sites results in minimal turn costs and stable and growing NOI  Cost to the owner to move a house is between $4,000 to $10,000  On average, tenants reside in our communities approximately 13 years  Average term of home in our communities is approximately 40 years Move Outs and Re-Sales No loss in revenue as home stays in the community. 8

9 Low Capital Expenditures Capex as a % of Revenues Source: Company filings  Minimal capex requirements as MH is largely a land ownership business: tenants typically own their own MH units Manufactured housing is a low capex business relative to its peers in consumer-sensitive real estate sectors. 9 8.7% 5.8% 5.0% 4.8% 3.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Multi-family Overall Average Student Housing Self-Storage Manufactured Housing

10 Recession Resistant  Recession Resistant – lost only 47 occupied sites, or less than 1% of total sites during 2008  SUI’s rent growth is among the highest and most consistent rental growth rates of all property types  SUI’s low annual resident turnover results in stability of income and occupancy  Occupancy gains are a function of SUI’s integrated platform, including leasing, sales, and financing O c c u p a n c y of M a n u fac tu re d H o m e s a n d P e rm a n e n t R V A v e rag e M o n th ly R e n t of M a n u fac tu re d H o m e s Same Site Occupancy $ in M ill io n s Same Site NOI Growth Same Site Rent Growth $130 $131 $135 $140 $148 $100 $110 $120 $130 $140 $150 $160 $170 $180 $393 $404 $413 $425 $437 $360 $380 $400 $420 $440 $460 $480 83.1% 83.4% 84.3% 85.8% 86.7% 78% 80% 82% 84% 86% 88% 90% 92% 10

11 Same Site NOI 11 Source: Citi Investment research, February 2013. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty.

12 Consistent and Stable Growth Indexed Same Store NOI Growth:  MH is the most recession resistant sector of the housing and commercial real estate sectors  MH has consistently outperformed multifamily in same store NOI growth since 2000 Source: Green Street Advisors, company filings. 12

13 Performance vs. Consumer REIT Peers 13 Source: Green Street Advisors Implied Cap Rates The manufactured housing REITs have largely been ignored by investors in the past decade and are all at relatively large spreads to similar consumer-sensitive REITs

14 Growth Through Acquisitions  SUI expects to capitalize on a robust and attractive pipeline due to its access to capital, strong balance sheet, and size.  Completed over $600 million of acquisitions since June 2011.  Established and tested legacy systems and processes allow SUI to integrate and grow these new assets.  Broad portfolio diversification from both a business segment and geographic perspective.  Since June 2011, SUI has increased communities by 35% and sites by 42%. 14

15 Acquisition Date: November 2012 Acquisition Price: $132.5 Million Value Creation utilizing SUI’s IP capital: Overview  Located in Michigan  23 MH /1 RV community with 9,023 sites  Occupancy at acquisition vs. 3/31/2013 Rudgate-90% vs. 93% Kentland-82% vs. 93%  Below market rents  Implementation of rental program  Vacancy at $0 cost Rudgate Estimated NOI growth of 15-20% within 2 years. Strategic Acquisition Opportunities Acquisition Date: June 2011 Acquisition Price: $139.3 Million Value Creation utilizing SUI’s IP capital: 40% growth in NOI in 2.5 years. Kentland Tamarac Village Ludington, MI 15

Palm Creek
Casa Grande, AZ

Palm Creek

Acquisition Date:
December 2012

Acquisition Price:
$70.4[1] million -
Existing Community.
$2.6 million - Phase I Expansion.

Value Creation utilizing SUI's IP capital:

Estimated NOI growth of between 15-20% within 2 years.

Overview

- **Palm Creek** is located near Phoenix, AZ with 1,745 RV sites and 118 MH sites. It is rated 29 out 30 by Woodall's/Good Sam Club and has a world class pickleball facility and 18 hole golf course.
- **Morgan** is 10 RV communities, located primarily on the northern seaboard with 3,684 RV sites. 3 communities are on water-front and 6 communities are within 10 miles of water.

Strategic Acquisition Opportunities

- Geographic diversity/ entry into new market
- Lifestyle properties
- Rental units underutilized

Morgan

Acquisition Date:
February 2013

Acquisition Price:
$111.5 million

Value Creation utilizing SUI's IP capital:

After investing in and repositioning properties, expected growth in NOI between 15-20% within 2 years.

(1) Additional $15.0 million paid for contiguous parcel of zoned and entitled land (550 MH or 990 RV sites).

16

SUN COMMUNITIES, INC.

17 Expansion Strategy  Inventory of 7,500 zoned and entitled sites available for expansion at 34 communities  Expanding in communities with strong demand evidenced by occupancy of ~95%  Expansion lease-up is driven by sales, rental and relocation programs  1,100 sites planned for development this year in TX and three other states  3,300 sites planned for development in the next 5 years Accretive Expansion Opportunities Woodlake Trails San Antonio, TX 17

18 Gary A. Shiffman - Chairman and Chief Executive Officer Karen J. Dearing - Chief Financial Officer John B. McLaren - Chief Operating Officer Jonathan M. Colman - Executive Vice President of Acquisitions  Key executives have over 80 years of collective experience in the industry and over 60 years at the Company  Provided the vision and leadership to generate consistent profitability through all cycles  Developed the home rental program and related underwriting and financing programs that have driven growth in occupancy and home sales  Managed the company through the Great 2008 Recession with a minimal loss of occupancy while maintaining the dividend and avoiding the sale of stock at extremely dilutive levels  Recruited a deep bench to support the growth of the communities and programs across the portfolio  Assimilated community growth of 35% (48 communities) over the last 23 months  Achieved performance metrics in occupancy growth, home rentals and home sales which are unmatched in the industry  Managed the capital structure to reduce leverage and extend debt maturities, and maintained financial flexibility during this period of extensive growth Experienced And Proven Leadership Team 18

19 Diversified Funding Sources  Active and thoughtful balance sheet management  Since 2011:  $115.0 million CMBS transaction  Refinanced $104.8 million of debt to 2021  $23.6 million CMBS transaction  Refinanced $17.9 million of debt to 2021  Extended FNMA secured debt of $365.6 million  Accessed the preferred market via an inaugural $85.0 million offering in November 2012 at attractive 7.125% coupon  Raised over $550.0 million of equity, primarily through three successful follow-on offerings in January and September 2012 and March 2013  $350.0 million Senior secured credit facility which closed on May 15, 2013  Focused on ensuring SUI has access to multiple sources of capital across multiple markets at attractive levels  Financial flexibility has positioned SUI to act as a leading industry consolidator  De-levered substantially even as SUI has materially expanded via acquisitions 19

20 Net Debt1 / Enterprise Value Debt + Preferred Equity / EBITDA EBITDA / Interest Conservative Balance Sheet *Calculated based on trailing 12 months ended March 31, 2013. (1) Including preferred OP units. 20

21 Q&A 21 Siesta Bay Fort Meyers, FL

22 22 Palm Creek Golf & RV Resort Casa Grande, AZ Appendices

23 Historical Returns by Sector Source: SNL  Manufactured homes outperformed many REIT sectors since 2008.  Manufactured housing REITs have offered one of the most attractive historical returns among all REIT sectors. 5-year Total Returns as of 3-31-2013 23

24 24 Historical Returns Sun has the highest 5-year total return of any company in the consumer- driven REIT space 5 Year Total Return as of 3-31-20131 Sector Implied Cap Rate3 Dividend Yield3 SUI 6.6% 5.1% ELS 6.3% 2.6% Self-Storage 5.6% 2.9% Multi-family 5.9% 3.5% Student Housing 5.8% 3.8% Implied Cap Rate2 6.6% 5.4% 7.2% 5.2% 5.1% 6.2% 6.4% 6.3% 5.8% 6.3% 5.1% 5.8% 5.3% 4.4% 6.5% 6.0% 5.6% 5.5% 6.2% 6.7% 6.1% Dividend Yield 5.1% 2.5% 4.1% 2.9% 3.3% 3.0% 4.0% 2.6% 3.6% 4.4% 3.3% 2.8% 3.3% 3.2% 3.1% 2.1% 3.9% 3.2% 4.7% 3.7% 3.8% 315% 199% 121% 106% 103% 97% 77% 75% 75% 72% 65% 65% 62% 61% 54% 45% 36% 34% 27% 25% 8% 0% 50% 100% 150% 200% 250% 300% 350% SUI EXR AEC ACC PSA SSS MAA ELS CPT HME AVB CUBE EQR ESS AIV PPS UDR BRE CCG CLP EDR Self-Storage Manufactured Housing Multi-family Student Housing  Even following its stock out-performance, Sun's current implied cap rate and dividend yield reflect a highly attractive valuation level (1) SNL (2) Green Street Advisors except SSS, sourced from SNL (3) Arithmetic, not on a market cap weighted basis 24

25 Summit Ridge Converse, TX Summit Ridge Converse, TX Blueberry Hill Bushnell, FL 25

26 26 North Lake Estates Moore Haven, FL

27 27 Rainbow RV Resort Frostproof, FL Buttonwood Bay Sebring, FL Buttonwood Bay Sebring, FL Woodlake Trails San Antonio, TX